STEIN ROE ADVISOR FUNDS

Annual Report
September 30, 1999

Photo of: corn stalk

Stein Roe Advisor Fund

Growth and Income Fund

                  Stein Roe Advisor Growth & Income Fund

LOGO: Stein Roe Mutual Funds
Sensible Risks. Intelligent Investments.(R)

Contents
--------------------------------------------------------------------------------
From the President..........................................................  1
   Stephen E. Gibson's thoughts on the equity markets and investing

Performance Summary ........................................................  2


Questions & Answers
   Growth & Income Fund - An interview with Portfolio Manager Dan Cantor....  3

Portfolio of Investments....................................................  6
   A complete list of investments with market values

Financial Statements........................................................  9
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements...............................................  14

Financial Highlights........................................................  17
   Selected per-share data

Report of Independent Accountants...........................................  18


                Must be accompanied or preceded by a prospectus.

FROM THE PRESIDENT
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS

Five years ago fear of higher inflation and rising interest rates dominated the news. The Federal Reserve Board had raised borrowing rates. Some investors believed America's robust economy would overheat. The stock market was volatile.

      Now, at the threshold of a new century, inflation and interest rates are again at the top of Wall Street's worries. Market volatility has returned, and the returns from many large-cap growth stocks in fiscal year 1999 were modest. Stocks of mid-size and smaller companies generally lagged. Long-term interest rates soared to 6.15%

     For Stein Roe Advisor Growth & Income Fund, fiscal 1999 was fairly good. Strong weightings in pharmaceutical and financial companies and exposure to midcap stocks -- areas that had provided superior results for much of the 1990s -- hurt performance in the past year amid drug pricing concerns, rising interest rates and investors' focus on large-cap stocks.

     The Fund's returns were less than the return of the average large-cap value fund for the 12 months ended September 30, 1999, as determined by Lipper Inc. Lipper placed the Fund in this new category this past summer while eliminating its growth & income category.

     Advisor Growth & Income Fund invests primarily in a broad mix of established large-company stocks that may appeal to risk-sensitive equity investors. The Fund augments its portfolio with some mid-size company stocks.

     In selecting equity investments for each portfolio over the years, your Fund's manager has consistently sought stocks with the potential to stand the test of time.

     Take General Electric, for example. It was one of the largest equity holdings in Growth & Income Portfolio as of September 30, 1999 (2.8% of net assets) and a contributor to the Fund's total returns in fiscal 1999. Perhaps more than in any decade since the 1920s, advances in technology are revolutionizing American business. Consider that five years ago, hardly anyone used the Internet. Now it is becoming the communication tool of choice, and we're investing in time-tested companies like GE with the resources and potential to capitalize on this trend.



A PERSPECTIVE ON INTELLIGENT INVESTING

We're sure you'll agree that a year is far too short a period to judge the performance of an equity fund. Keep in mind that over the past 73 years, annual returns from stocks have averaged 11%, with some years of negative returns of more than 20%.* Investors should consider that such volatility is normal for growth-oriented investments. Financial advisors are often in a strong position to offer such lessons of history as they help clients build their portfolios.

     As shareholders, you can expect that each Fund's manager has a commitment to a disciplined, research intensive approach to stock selection that has the potential to help you meet your long-term investment goals. On the pages that follow, Dan Cantor, your Fund's portfolio manager, details the Fund's strategy and provides an outlook for the year ahead. We encourage you to carefully review this report.

Sincerely,


/s/ Stephen E. Gibson
Stephen E. Gibson
President
November 15, 1999

*Source: Wiesenberger(R), based on average annual returns of the S&P 500 Index, 12/31/25 to 9/30/99.

 On November 2, 1999, Stephen E. Gibson was named President of Stein Roe Mutual Funds. Mr. Gibson is President and Chief Executive Officer of Liberty Funds Group, LLC, a part of Liberty Financial Companies Inc. Liberty Financial is Stein Roe's Boston parent organization. Mr. Gibson joined Liberty Financial in 1996 and has more than 20 years of mutual fund industry experience that includes senior management positions at Putnam Investments and Kemper Corporation.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                             One           Five           10
                                            Year           Years         Years
--------------------------------------------------------------------------------
STEIN ROE ADVISOR GROWTH & INCOME FUND      18.85%         18.79%         14.42%
Standard & Poor's 500 Index                 27.79%         25.03%         16.80%
Lipper Large-Cap Value Fund Average         20.68%         20.38%         14.03%
Number of Funds in Peer Group                250            104             44



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions.




INVESTMENT COMPARISON
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT  September 30, 1989 to September 30, 1999
--------------------------------------------------------------------------------
Line Chart:
                               Lipper Large-Cap        Stein Roe Advisor
              S&P 500          Value Fund Average      Growth & Income
              Index            (44 Funds)              Fund
09/30/89      10000            10000                   10000
09/30/90      9075.84          8869.84                 9453
09/30/91      11897.8          11667.6                 11687
09/30/92      13211.6          12818.7                 13293
09/30/93      14924.9          14860.3                 15653
09/30/94      15473.9          15323.1                 16250
09/30/95      20070.9          19136                   19612
09/30/96      24149.4          22736.4                 24001
09/30/97      33911.8          30683.9                 31347
09/30/98      36991.9          31580                   32344
09/30/99      47270.3          37834.2                 38445
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Each illustration assumes a $10,000 investment on September 30, 1989, and reinvestment of income and capital gains distributions. The index shown above is an unmanaged group of securities that differs from the composition of each Stein Roe fund; it is not available for direct investment Source: Lipper Inc. As of 9/30/99, Lipper had reclassified Advisor Growth & Income Fund from its growth & income category to a new large-cap value category. The Advisor currently limits expenses to 1.40% of average daily net assets; absent these limits, returns would be less. Historical performance for Class K shares for the period prior to 2/14/97 is based on the performance of SR&F Growth & Income Portfolio, restated to reflect 12b-1 fees and any other expenses applicable to that class, without giving any effect to fee waivers and assuming reinvestment of dividends and capital gains.

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH DAN CANTOR, PORTFOLIO MANAGER
OF STEIN ROE ADVISOR GROWTH & INCOME FUND AND SR&F GROWTH & INCOME PORTFOLIO




   FUND DATA

   INVESTMENT OBJECTIVE AND STRATEGY:

   Stein Roe Advisor Growth & Income Fund seeks capital growth and current income by investing primarily in common stocks, of well-established companies having large market capitalizations. The portfolio may also invest in companies having midsize market capitalizations.

   On November 2, 1999 Liberty-Stein Roe Advisor Trust's Board of Trustees voted to liquidate Stein Roe Advisor Growth & Income Fund Class K on November 30, 1999 or before that time if all shareholders have redeemed their interests in the fund.




Q: HOW DID THE FUND PERFORM IN FISCAL 1999?

CANTOR: Our results were fairly good despite our underweight position in technology stocks, which outperformed virtually all other industry groups for the period. The Fund provided a total return of 18.85% for the year ended September 30, 1999. The unmanaged Standard & Poor's 500 Index rose 27.79% for the period, led by a narrow group of big technology stocks (see page 2) that were generally not in the portfolio.

   Early in the fiscal year, cyclical stocks--or companies whose fortunes are tied to the economy--performed very well for us. Later in the period, however, nearly every industry group with the exception of technology came under pressure. The Fund, which had limited exposure to technology, gave back some of its early year gains as a result.


Q: CAN YOU EXPLAIN WHY THE FUND HAD A LOWER TECHNOLOGY EMPHASIS?

CANTOR: We focus on growth at reasonable prices, which has made it difficult for us to fully participate in technology given the sector's high valuations. If you look at the technology companies in the S&P 500, most are selling at peak price/earnings (P/E) multiples. P/E is an indicator of how much investors are paying for a company's earning power--the higher the P/E, the more they are paying; the lower the P/E, the less they are paying. While we want to own companies that are growing, we generally focus on stocks that are selling at attractive multiples.

   Over the long term, we believe investors are well-served by paying close attention to the risk profile of a stock's underlying company. Sometimes investors appear willing to pay any price for select companies' earnings growth. At other times investors use more discriminating selection parameters. When there is a market shift towards such value parameters, we think our approach has the potential to provide outstanding results.

Q: AMONG THE PORTFOLIO'S TECHNOLOGY HOLDINGS, WHAT PERFORMED WELL?

CANTOR: Standout performers included IBM and Intel (3.9% and 0.6% of net assets, respectively), both of which have nearly doubled in price over the course of 1999. We also held a small position in Applied Materials (0.6% of net assets) that performed well.


Q: IN WHAT SECTORS DID YOU FOCUS THE FUND'S INVESTMENT SELECTION, AND HOW DID HOLDINGS IN THESE SECTORS PERFORM?

CANTOR: Financial services stocks represented the Portfolio's second largest sector allocation. Holdings in American Express and Citigroup (3.7% and 3.1% of net assets, respectively) posted strong results early in the fiscal year, but subsequently lost ground as a result of the negative impact of rising short-term interest rates on the financial sector.

   The Portfolio's holdings in health care, our largest sector weighting, provided mixed results. We're focusing on companies that we believe have improving product develop ment pipelines, lengthy patent protection, and are attractively priced relative to company earnings. One example is Pharmacia & Upjohn (0.7% of net assets). We increased our position in Pharmacia & Upjohn based on these factors and given what we think are excellent growth prospects for the company.

   Within the food, beverage and tobacco industry, Phillip Morris (1.8% of net assets) hurt the Portfolio's performance. The stock fell in response to ongoing litigation brought against tobacco product manufacturers. As of September 30, 1999, we continued to believe the stock's risk/reward profile was attractive.

Q&A Continued
--------------------------------------------------------------------------------

Q: DID YOU ADD ANY NEW NAMES TO THE PORTFOLIO, AND IN WHAT TYPES OF COMPANIES DO YOU ANTICIPATE INCREASING HOLDINGS?

CANTOR: We added Federated Department Stores (0.6% of net assets) to our retail holdings. Federated, whose operating divisions include Bloomingdale's and Macy's, is at the forefront of online retailing and should continue to be a big beneficiary of electronic commerce.


--------------------------------------------------------------------------------
  WHILE WE WANT TO OWN COMPANIES THAT ARE GROWING, WE GENERALLY FOCUS ON STOCKS
                    THAT ARE SELLING AT ATTRACTIVE MULTIPLES.
--------------------------------------------------------------------------------


   Generally speaking, we've been finding attractive investment opportunities in sectors that were hit hardest by the stock market's correction, including financials, health care and various cyclical groups--specifically, automotive, paper and chemical companies. Many of these groups are selling at attractive multiples, so we may add positions in these types of companies.

   We'll also continue to search for opportunities in technology since it's such an important part of the economy. Specifically, we'll look for individual issues that may get discounted for reasons we don't think are justified.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of all distributions. An expense limit of 1.40% of average net assets was in effect of the period shown. Return would have been lower without the limit. Portfolio holdings are disclosed as a percentage of SR & F Growth & Income Portfolio of 9/30/99 and are subject to change. The S & P 500 Index mentioned is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; indices are not available for direct investment. Source: Lipper Inc.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
                         SR&F Growth & Income Portfolio
                            As of September 30, 1999
                             TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------

                                                         % OF
                   COMPANY                             NET ASSETS
              IBM                                         3.9%
              American Express                            3.7
              BP Amoco                                    3.6
              Bell Atlantic                               3.4
              Wal-Mart                                    3.3
              Citigroup                                   3.1
              Bristol Myers-Squibb                        3.0
              Warner Lambert                              3.0
              General Electric                            2.8
              Fannie Mae                                  2.7

--------------------------------------------------------------------------------
                                                  EQUITY PORTFOLIO HIGHLIGHTS
                                                 PORTFOLIO      S&P 500 INDEX
--------------------------------------------------------------------------------
Number of Equity & Convertible Holdings             60               500
Median Market Capitalization (Billions)            $27.0            $65
Price/Earnings Ratio                                25.5x           25.3x
Beta (Volatility)                                    0.97            1.00

--------------------------------------------------------------------------------

                            ECONOMIC SECTOR BREAKDOWN
                              Equity Portfolio         S&P 500 Index

Consumer Noncyclical                       22%                   19%
Financial                                  18%                   18%
Consumer Cyclical                          17%                   12%
Industrial                                 15%                    8%
Energy                                     10%                   26%
Technology                                  9%                    3%
Basic Materials                             5%                    3%
Utilities/Chemicals                         4%                   11%

SR&F GROWTH & INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1999
(All amounts in thousands)

                                                                                                          Number           Market
COMMON STOCKS (91.2%)                                                                                   of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
AEROSPACE (1.1%)
Boeing Co........................................................................................             100     $     4,245

AUTO/TRUCK PARTS & EQUIPMENT (2.7%)
Hertz Corp., Class A.............................................................................              60           2,640
Federal-Mogul Corp...............................................................................              51           1,411
Lear Corp. (a)...................................................................................             170           5,982
                                                                                                                      -----------
                                                                                                                           10,033
                                                                                                                      -----------
BANKS (8.1%)
BankAmerica Corp.................................................................................              68           3,781
Chase Manhattan Corp.............................................................................             129           9,708
Citigroup, Inc. .................................................................................             265          11,652
Wells & Fargo & Co. .............................................................................             137           5,415
                                                                                                                      -----------
                                                                                                                           30,556
                                                                                                                      -----------
BROADCASTING AND COMMUNICATIONS (2.6%)
Interpublic Group  Cos., Inc.....................................................................             121           4,984
Tribune Co. .....................................................................................             100           4,975
                                                                                                                      -----------
                                                                                                                            9,959
                                                                                                                      -----------
CHEMICALS (0.5%)
E. I. du Pont de Nemours & Co., Inc..............................................................              29           1,776

COMPUTERS AND COMPUTER-RELATED (7.1%)
Applied Materials (a)............................................................................              30           2,336
Cisco Systems, Inc. (a)..........................................................................              45           3,085
Compaq Computer Corp.............................................................................             195           4,473
Intel Corp. .....................................................................................              30           2,229
International Business Machines Corp.............................................................             120          14,565
                                                                                                                      -----------
                                                                                                                           26,688
                                                                                                                      -----------
CONSUMER RELATED (3.9%)
Avon Products, Inc...............................................................................              80           1,985
Gillette Co......................................................................................             144           4,901
Procter & Gamble Co..............................................................................              81           7,594
                                                                                                                      -----------
                                                                                                                           14,480
                                                                                                                      -----------
DISTRIBUTION (8.7%)
Federated Department Stores, Inc. (a)............................................................              50           2,184
Kmart Corp. .....................................................................................             210           2,454
TJX Co., Inc.....................................................................................             313           8,778
Walgreen Co. ....................................................................................             280           7,105
Wal-Mart Stores, Inc. ...........................................................................             260          12,366
                                                                                                                      -----------
                                                                                                                           32,887
                                                                                                                      -----------
ELECTRICAL EQUIPMENT (2.7%)
Emerson Electric Co..............................................................................             100           6,319
Hubbell Inc., Class B............................................................................             120           3,838
                                                                                                                      -----------
                                                                                                                           10,157
                                                                                                                      -----------
ENERGY (6.2%)
BP Amoco PLC ADR.................................................................................             121          13,453
Conoco, Inc.:
   Class A.......................................................................................             105           2,908
   Class B.......................................................................................              61           1,681
Enron Corp.......................................................................................             125           5,156
                                                                                                                      -----------
                                                                                                                           23,198
                                                                                                                      -----------
ENTERTAINMENT (0.2%)
Walt Disney Productions..........................................................................              30            776

                                       6

SR&F GROWTH & INCOME PORTFOLIO CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number          Market
                                                                                                        of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (10.9%)
American Express Co. ............................................................................             104     $    14,001
Associates First Capital Corp., Class A..........................................................              95           3,420
Fannie Mae.......................................................................................             161          10,093
Kansas City Southern Industries, Inc.............................................................             217          10,072
Nationwide Financial Services, Class A...........................................................              37           1,309
Washington Mutual, Inc. .........................................................................              78           2,282
                                                                                                                      -----------
                                                                                                                           41,177
                                                                                                                      -----------
FOOD, BEVERAGE AND TOBACCO (4.0%)
PepsiCo, Inc.....................................................................................             160           4,840
Philip Morris Co., Inc...........................................................................             203           6,940
Sara Lee Corp....................................................................................             144           3,375
                                                                                                                      -----------
                                                                                                                           15,155
                                                                                                                      -----------
HEALTH CARE (11.0%)
Abbott Laboratories..............................................................................             117           4,300
Baxter International, Inc. ......................................................................             120           7,230
Bristol-Meyers Squibb Co. .......................................................................             170          11,475
Pharmacia & Upjohn, Inc..........................................................................              50           2,481
Roche Holdings Limited ..........................................................................             (b)           2,321
SmithKline Beecham - ADR.........................................................................              40           2,305
Warner Lambert Co. ..............................................................................             170          11,284
                                                                                                                      -----------
                                                                                                                           41,396
                                                                                                                      -----------
MULTI-INDUSTRY (6.9%)
General Electric Co..............................................................................              88          10,434
Honeywell, Inc...................................................................................              84           9,350
Monsanto Co......................................................................................             175           6,245
                                                                                                                      -----------
                                                                                                                           26,029
                                                                                                                      -----------
PAPER AND FOREST PRODUCTS (2.3%)
Georgia-Pacific Corp.............................................................................             170           6,885
Georgia-Pacific Timber Group.....................................................................              75           1,716
                                                                                                                      -----------
                                                                                                                            8,601
                                                                                                                      -----------
RUBBER, PLASTICS AND RELATED PRODUCTS (0.6%)
Goodyear Tire & Rubber Co........................................................................              45           2,166

SPECIALTY CHEMICALS (4.0%)
Ecolab, Inc. ....................................................................................             260           8,873
Union Carbide Corp. .............................................................................             111           6,312
                                                                                                                      -----------
                                                                                                                           15,185
                                                                                                                      -----------
TELECOMMUNICATIONS (4.8%)
AT & T Corp......................................................................................              65           2,842
Bell Atlantic Corp. .............................................................................             190          12,811
Lucent Technologies, Inc.........................................................................              39           2,542
                                                                                                                      -----------
                                                                                                                           18,195
                                                                                                                      -----------
TRANSPORTATION (2.9%)
Burlington Northern Santa Fe Corp................................................................             200           5,500
Continental Airlines, Class B (a)................................................................             170           5,568
                                                                                                                      -----------
                                                                                                                           11,068
                                                                                                                      -----------
TOTAL COMMON STOCKS (Cost $181,143)..............................................................                         343,727
                                                                                                                      -----------

---------------------------------------------------------------------------------------------------------------------------------


                                       7

SR&F GROWTH & INCOME PORTFOLIO CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Principal          Market
SHORT TERM OBLIGATIONS (8.5%)                                                                              Amount           Value
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (7.7%)
Associates First Capital 5.600% 10/01/99 ........................................................        $ 15,010     $    15,010
Limited 5.700% 10/01/99..........................................................................           2,000           2,000
Western Resources 5.570% 10/05/99................................................................          12,000          11,993
                                                                                                                      -----------
(COST $28,983)...................................................................................                          29,003
                                                                                                                      -----------

U.S. GOVERNMENT OBLIGATION (0.8%)
U.S. Treasury Bills 4.760% 03/23/00
(COST $2,931)....................................................................................           3,000           2,929
                                                                                                                      -----------

TOTAL SHORT-TERM OBLIGATIONS (Cost $31,914)......................................................                          31,932
                                                                                                                      -----------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%) (Cost $213,057) (c)....................................................                         375,659
                                                                                                                      -----------

OTHER ASSETS, LESS LIABILITIES (0.3%)............................................................                           1,076
                                                                                                                      -----------
NET ASSETS (100.0%)..............................................................................                        $376,735
                                                                                                                      ===========
---------------------------------------------------------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Rounds to less than one.
(c) At September 30, 1999, the cost of investments for federal income tax purposes was $213,202. Net unrealized appreciation was $162,457 consisting of gross unrealized appreciation of $170,930 and gross unrealized depreciation of $8,473.
   The following futures contracts were open at September 30, 1999:

                                                                                          Unrealized
    Type               Position       Contracts       Value         Expiration            Loss
    ----               --------       ---------       -------       --------------        ----------
    S&P 500 Index          Long              10       $12,982       December, 1999        $(550)

   ACRONYM           NAME
   -------           -----
   ADR               American Depositary Receipt


See accompanying Notes to Financial Statements.

SR&F GROWTH & INCOME PORTFOLIO
Statement of Assets and Liabilities
September 30, 1999
(All amounts in thousands)

ASSETS
Investments, at market value (cost $213,057).........................   $375,659
Variation margin receivable on futures transactions..................        933
Dividend and interest receivable.....................................        359
                                                                        --------
   Total Assets......................................................    376,951
                                                                        --------
LIABILITIES
Payable to Advisor...................................................        194
Other liabilities....................................................         22
                                                                        --------
   Total Liabilities.................................................        216
                                                                        --------
   Net assets applicable to investors' beneficial interest...........   $376,735
                                                                        ========


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1999
(All amounts in thousands)

INVESTMENT INCOME
Interest........................................................................    $ 3,011
Dividends.......................................................................      4,649
                                                                                    -------
                                                                                      7,660
Foreign taxes withheld..........................................................        (28)
                                                                                    -------
   Total Investment income......................................................      7,632
                                                                                    -------
EXPENSES
Management fees.................................................................      2,497
Accounting fees.................................................................         34
Trustees' fees..................................................................         18
Audit and legal fees............................................................         16
Custodian fees..................................................................         14
Other expenses..................................................................         23
                                                                                    -------
                                                                                      2,602
Other...........................................................................        (84)
                                                                                    -------
   Net expenses.................................................................      2,518
                                                                                    -------
   Net investment income........................................................      5,114
                                                                                    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES TRANSACTIONS
Net realized gain on investments................................................     13,333
Net realized gain on futures transactions.......................................      5,040
Net change in unrealized appreciation or depreciation on investments
   and futures transactions.....................................................     49,677
                                                                                    -------
   Net gain on investments and futures transactions.............................     68,050
                                                                                    -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................    $73,164
                                                                                    =======

See accompanying Notes to Financial Statements.

                                       9

SR&F GROWTH & INCOME PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
(All amounts in thousands)

                                                                                                      Years ended September 30,
                                                                                                         1999                1998
                                                                                                  -----------         -----------
OPERATIONS
Net investment income............................................................................ $     5,114         $     5,246
Net realized gain on investments and futures transactions........................................      18,373               7,017
Net change in unrealized appreciation or depreciation on investments and futures transactions....      49,677                (242)
                                                                                                  -----------         -----------
   Net increase in net assets resulting from operations..........................................      73,164              12,021
                                                                                                  -----------         -----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions....................................................................................      22,804              36,636
Withdrawals......................................................................................     (72,426)            (33,209)
                                                                                                  -----------         -----------
   Net increase (decrease) from transactions in investors' beneficial interest...................     (49,622)              3,427
                                                                                                  -----------         -----------

   Net increase in net assets....................................................................      23,542              15,448

NET ASSETS
Beginning of year...............................................................................      353,193             337,745
                                                                                                  -----------         -----------
End of year...................................................................................... $   376,735         $   353,193
                                                                                                  ===========         ===========


See accompanying Notes to Financial Statements.


                                       10

ADVISOR GROWTH & INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999
(All amounts in thousands, except per-share amount)


ASSETS
Investment in Portfolio, at value......................................  $  646
Cash...................................................................       8
                                                                         ------
   Total Assets........................................................     654
                                                                         ------
LIABILITIES
Payable due to Advisor.................................................       9
Other liabilities......................................................      23
                                                                         ------
   Total Liabilities...................................................      32
                                                                         ------
   Net Assets..........................................................  $  622
                                                                         ------
ANALYSIS OF NET ASSETS
Paid-in capital........................................................  $  381
Accumulated net realized loss on investments and futures transactions..    (215)
Net unrealized appreciation on investments and futures transactions....     456
                                                                         ------
   Net Assets..........................................................  $  622
                                                                         ------
Shares outstanding (unlimited number authorized).......................      46
                                                                         ------
Net asset value per share..............................................  $13.66
                                                                         ======


See accompanying Notes to Financial Statements.

ADVISOR GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1999
(All amounts in thousands)

INVESTMENT INCOME
Interest allocated from Portfolio.................................................................   $     14
Dividends allocated from Portfolio................................................................         21
                                                                                                     --------
                                                                                                           35
                                                                                                     --------
EXPENSES
Expenses allocated from Portfolio.................................................................         12
Accounting fees...................................................................................         25
Trustees' fees....................................................................................         10
Printing and postage..............................................................................          6
Transfer agent fees...............................................................................          5
12b-1 distribution and service fees...............................................................          5
SEC and state registration fees...................................................................         30
Audit and legal fees..............................................................................         14
Administrative fees...............................................................................          3
Other net.........................................................................................        (36)
                                                                                                     --------
   Total expenses.................................................................................         74
Reimbursement of expenses by Advisor..............................................................        (48)
                                                                                                     --------
   Net expenses...................................................................................         26
                                                                                                     --------
   Net investment income..........................................................................          9
                                                                                                     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES TRANSACTIONS
   ALLOCATED FROM SR&F GROWTH & INCOME PORTFOLIO
Net realized gain on investments and futures transactions.........................................         41
Change in unrealized appreciation or depreciation on investments and futures transactions.........        449
                                                                                                     --------
   Net gain on investments and futures transactions...............................................        490
                                                                                                     --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................................   $    499
                                                                                                     ========

See accompanying Notes to Financial Statements.

ADVISOR GROWTH & INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in thousands)

                                                                                                        YEARS ENDED SEPTEMBER 30,
                                                                                                         1999                1998
                                                                                                     --------            --------
OPERATIONS
Net investment income............................................................................    $      9            $      5
Net realized gain (loss) on investments and futures transactions
    allocated from SR&F Growth & Income Portfolio................................................          41                (250)
Net change in unrealized appreciation or depreciation on investments and futures transactions
    allocated from SR&F Growth & Income Portfolio................................................         449                 (13)
                                                                                                     --------            --------
   Net increase (decrease) in net assets resulting from operations...............................         499                (258)
                                                                                                     --------            --------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income........................................................          (13)                 (1)
Distributions in excess of net investment income.................................................          (2)                 --
                                                                                                     --------            --------
   Total distributions declared to shareholders..................................................         (15)                 (1)
                                                                                                     --------            --------

SHARE TRANSACTIONS
Subscriptions to fund shares.....................................................................         430               3,150
Value of distributions reinvested................................................................          15                   1
Redemptions of fund shares.......................................................................      (2,316)               (997)
                                                                                                     --------            --------
   Net increase (decrease) from share transactions...............................................      (1,871)              2,154
                                                                                                     --------            --------
   Net increase (decrease) in net assets.........................................................      (1,387)              1,895


NET ASSETS
Beginning of year................................................................................       2,009                 114
                                                                                                     --------            --------
End of year......................................................................................    $    622            $  2,009
                                                                                                     ========            ========
   Undistributed Net Investment Income...........................................................    $     --            $      4
                                                                                                     --------            --------


ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ...................................................................           34                 248
Issued in reinvestment of distributions..........................................................           1                  --
Redemptions of fund shares.......................................................................        (163)                (84)
                                                                                                     --------            --------
   Net increase (decrease) in fund shares........................................................        (128)                164
Shares outstanding at beginning of year..........................................................         174                  10
                                                                                                     --------            --------
Shares outstanding at end of year...............................................................           46                 174
                                                                                                     ========            ========


See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(All amounts in thousands)

NOTE 1. ORGANIZATION
Stein Roe Advisor Growth & Income Fund (the "Fund") is a series of Liberty-Stein Roe Advisor Trust (the "Trust"), formerly Stein Roe Advisor Trust, an open-end management investment company organized as a Massachusetts business trust. Advisor Growth & Income Fund invests substantially all of its assets in SR&F Growth & Income Portfolio (the "Portfolio").

    The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. At commencement, Stein Roe Growth & Income Fund contributed $239,175 in securities and other assets to SR&F Growth & Income Portfolio, in exchange for beneficial ownership of the Portfolio. At February 14, 1997, Advisor Growth & Income Fund contributed cash of $100 to the Portfolio. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At September 30, 1999, Growth & Income Fund and Advisor Growth & Income Fund owned 99.8 % and 0.2%, respectively, of SR&F Growth & Income Portfolio.
--------------------------------------------------------------------------------

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Fund and the Portfolio. These policies are in conformity with generally accepted accounting principles, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

SECURITY VALUATIONS
Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

CURRENCY TRANSLATIONS
The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FUTURES CONTRACTS
During the year ended September 30, 1999, SR&F Growth & Income Portfolio entered into stock index futures contracts to invest cash pending direct investments in stocks and to enhance its return. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a future contract, the Portfolio deposits with its custodian, cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to the owners based on methods approved by the Internal Revenue Service.

    The Fund intends to utilize provisions of federal income tax law, which allow it to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1999, Advisor Growth & Income Fund had a capital loss carryforward of $216, which expires in 2006. Carryforward may not be utilized because of the future liquidation on the Fund.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays dividends of any net investment income at least quarterly, and any net realized capital gains annually. Shareholder distributions are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.
--------------------------------------------------------------------------------

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Fund and the Portfolio pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment advisor and administrator. The management fee for the Portfolio is computed at an annual rate of 0.60% of the Portfolio's average daily net assets up to $500 million, 0.55% of the next $500 million, and 0.50% thereafter. The administrative fee for the Fund is computed at an annual rate of 0.15% of the Fund's average daily net assets up to $500 million, 0.125% of the next $500 million, and 0.10% thereafter.

    The Advisor also provides fund accounting services.
    The Advisor has agreed to reimburse the Fund to the extent that annual expenses exceed 1.40% of average daily net assets. The expense limitation expires on January 31, 2000.

    Shares of the Fund are distributed by Liberty Funds Distributor, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of Liberty. The trustees of the Trust have adopted a plan of distribution and service pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for services and/or distribution, the Distributor receives from the Fund a fee at an annual rate not to exceed 0.25% of average daily net assets.

    Transfer agent fees are paid to Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of Liberty.

    Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any trustee or officer of the Trust who is affiliated with the Advisor.
--------------------------------------------------------------------------------

NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Fund and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had short-term borrowings during the year ended September 30, 1999.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 5. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended September 30, 1999, were $23,694 and $43,796, respectively.
--------------------------------------------------------------------------------

NOTE 6. SIGNIFICANT SHAREHOLDERS AND OTHER RELATED PARTY TRANSACTION
At September 30, 1999, the Fund had five shareholders who each owned greater than 5% of the Fund's shares outstanding totaling 64%. Liberty Financial Companies, Inc., a related party, owned 22%.
--------------------------------------------------------------------------------

NOTE 7. SUBSEQUENT EVENT
Sales of Stein Roe Advisor Growth & Income Fund shares were suspended as of November 5, 1999. The Fund will be liquidated on November 30, 1999, or before that time if all shareholders have redeemed their interests in the Fund. In the case of shares held in qualified retirement plans for which Stein Roe does not receive transfer instructions by liquidation date, Stein Roe will transfer such shares to Stein Roe Cash Reserves Fund.
--------------------------------------------------------------------------------

Change in Independent Accountants
Based on the recommendation of the Audit Committee of the Stein Roe Advisor Growth & Income Fund and the SR&F Growth & Income Portfolio, on August 3, 1999 the Board of Trustees determined not to retain Arthur Andersen LLP as the Fund's and the Portfolio's independent accountant and voted to appoint PricewaterhouseCoopers LLP for the year ended September 30,1999. During the two most recent fiscal years, Arthur Andersen LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements in accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the disagreement in its report on the financial statements for such years.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Advisor Growth & Income Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                                                     PERIOD ENDED
                                                                                       YEARS ENDED SEPTEMBER 30,    SEPTEMBER 30,
                                                                                          1999             1998            1997(a)
                                                                                      --------          --------         --------
NET ASSET VALUE, BEGINNING OF PERIOD.........................................         $  11.58          $  11.36         $  10.00
                                                                                      --------          --------         --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).................................................             0.07              0.13             0.03
   Net realized and unrealized gain on investments...........................             2.15              0.23             1.33
                                                                                      --------          --------         --------
     Total from investment operations........................................             2.22              0.36             1.36
                                                                                      --------          --------         --------
DISTRIBUTIONS
   Net investment income.....................................................            (0.12)            (0.14)              --
   In excess of net investment income........................................            (0.02)               --               --
                                                                                      --------          --------         --------
     Total distributions declared to shareholders............................            (0.14)            (0.14)              --
                                                                                      --------          --------         --------
NET ASSET VALUE, END OF PERIOD...............................................         $  13.66          $  11.58         $  11.36
                                                                                      ========          ========         ========
Ratio of net expenses to average net assets (c) .............................            1.40%             1.40%            1.40%(d)
Ratio of net investment income to average net assets (e) ....................            0.49%             0.58%            0.54%(d)
Total return (e).............................................................           18.85%             3.18%           13.60%
Net assets, end of period (000's)............................................         $    622            $2,009         $    114


(a)  From commencement of operations on February 14, 1997.

(b) Per share data was calculated using average shares outstanding during the period.

(c) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 4.07%, including one-time reduction in its expenses for the year ended September 30, 1999, 10.68% for the year ended September 30, 1998, and 88.76% for the period ended September 30, 1997.

(d)  Annualized.

(e)  Computed giving effect to Advisor's expense limitation undertaking.

--------------------------------------------------------------------------------
SR&F GROWTH & INCOME PORTFOLIO
                                                                                  YEARS ENDED          PERIOD ENDED
                                                                                SEPTEMBER 30,         SEPTEMBER 30,
SELECTED RATIOS                                                                   1999            1998          1997(a)
                                                                               -------          ------          -------
Ratio of net expenses to average net assets .................................  0.63%(b)          0.65%            0.65%(c)
Ratio of net investment income to average net assets.........................  1.22%(b)          1.44%            2.04%(c)
Portfolio turnover rate......................................................     7%               11%               7%


(a)  From commencement of operations on February 3, 1997.

(b) During the year ended September 30, 1999, the Portfolio experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Portfolio's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

(c)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Trustees and Shareholders of
     Liberty-Stein Roe Advisor Trust
         Stein Roe Advisor Growth & Income Fund
     SR&F Base Trust
         SR&F Growth & Income Portfolio


In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Advisor Growth & Income Fund (the "Fund") (a series of Liberty-Stein Roe Advisor Trust, formerly Stein Roe Advisor Trust) and SR&F Growth & Income Portfolio (the "Portfolio") (a series of SR&F Base Trust) at September 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period then ended in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund and the Portfolio for periods prior to October 1, 1998 were audited by other independent accountants whose report dated November 16, 1998 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 1999

Liberty-Stein Roe Advisor Trust
--------------------------------------------------------------------------------
TRUSTEES
John A. Bacon, Jr.
  Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Vice President-Corporate Development, General
  Counsel and Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Liberty Funds Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers LLP
Independent Accountants

OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Assistant Secretary
Timothy Jacoby, Senior Vice President
Christine Balzano, Vice President
David Brady, Vice President
Daniel Cantor, Vice President
J. Kevin Connaughton, Vice President, Treasurer
William Garrison, Vice President
Erik Gustafson, Vice President
Harvey Hirschhorn, Vice President
Michael Kennedy, Vice President
Gail D. Knudsen, Vice President, Controller
Steve Lockman,Vice President
Lynn C. Maddox, Vice President
Mary D. McKenzie, Vice President
Art McQueen, Vice President
Maureen Newman, Vice President
Nicholas Norton, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Heidi J. Walter, Vice President, Secretary
Michael Fisher, Assistant Treasurer


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.

                                                                    AGI11A 11/99